SCHWABsignature(TM) ANNUITY
              ISSUED BY GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                                Supplement to the
                   Prospectus for the Schwab Signature Annuity
                                dated May 1, 2002

Recently, the Board of Trustees of the Berger IPT-Large Cap Growth Fund (the "Berger Large Cap Fund") approved an Agreement and Plan of Reorganization (the "Reorganization"), in connection with the consolidation of Berger Financial Group LLC, investment adviser to the Berger Large Cap Fund, into Janus Capital Management LLC. Pending shareholder approval of the Reorganization, all the assets and liabilities of the Berger Large Cap Fund will be transferred to the Janus Aspen Series Growth and Income Portfolio. Currently the shareholders of the Berger Large Cap Fund are insurance companies, including Great-West Life & Annuity Insurance Company, whose variable contract owners have assets allocated to the Berger Large Cap Fund. Each insurance company must give its variable contract owners with assets allocated to the Large Cap Fund the right to instruct the insurance company as to the manner in which shares of the Berger Large Cap Fund attributable to the owner's variable contract should be voted. Therefore, if you have contract value allocated to the Berger Large Cap Fund Sub-Account as of the shareholder record date of January 7, 2003, you will receive proxy materials within the next few weeks. Be sure to read these materials carefully and promptly provide your voting instructions concerning this matter.

Please note that if you elect to transfer your contract value in the Berger Large Cap Fund Sub-Account to another investment option available under your contract during this time, you may do so online at www.schwab.com, or by contacting the Schwab Annuity Service Center at 1-888-560-5938 or P.O. Box 7666, San Francisco, California 94120-7666.



          This supplement should be retained with the Schwab Signature
                    Annuity Prospectus for future reference.